UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                              --------------------
                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                                February 22, 2006
                Date of Report (Date of Earliest Event Reported)

                               CONVERA CORPORATION
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             (Exact name of registrant as specified in its charter)

 Delaware                               000-31989                    54-1987541
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(State or other                   (Commission File No.)       (I.R.S. Employer
 jurisdiction of incorporation)                              Identification No.)

                          1921 GALLOWS ROAD, SUITE 200
                             VIENNA, VIRGINIA 22182
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              (Address of principal executive offices and zip code)

       Registrant's telephone number, including area code: (703) 761-3700

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

 _____ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

_____ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

_____ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

_____ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 3.02.  Unregistered Sales of Equity Securities

On February 28, 2006, Convera Corporation, a Delaware corporation ("Convera"), completed the sale of a total of 5,103,333 newly-issued shares of common stock at a price of $7.50 per share in a private placement to a group of intuitional investors. The sale resulted in aggregate proceeds to Convera of $38.275 million and net proceeds to Convera of approximately $36.7 million. Allen & Company LLC acted as placement agent for the private placement and received a 4% placement agent commission on the gross proceeds received by the Company. The shares issued in the private placement were issued pursuant to the exemption from registration provided by Section 4(2) and Rule 506 under the Securities Act of 1933, as amended. Pursuant to Subscription Agreements, dated February 22, 2006, executed with each investor, Convera has agreed to file a registration statement covering resales of the common stock issued in the private placement.

Convera intends to use the proceeds from this private placement for general corporate purposes, including its Excalibur Web initiative.

  A copy of Convera's press release dated February 23, 2006 announcing the acceptance of the subscription for the private placement is attached as Exhibit
99.1 hereto and incorporated by reference herein.

The press release filed as an exhibit to this report announcing the transaction includes "safe harbor" language, pursuant to the Private Securities Litigation Reform Act of 1995, indicating that certain statements about Convera's business and the acquisition contained in the press release are "forward-looking" rather than "historic."

Item 9.01.  Financial Statements and Exhibits

(c) Exhibits

Exhibit Number      Description

99.1           Press Release of Convera Corporation dated February 23, 2006
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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.

                               CONVERA CORPORATION


                                 By:      /s/  JOHN R. POLCHIN
                                          John R. Polchin
                                         Chief Financial Officer

Date:  February 28, 2006